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                                                                   EXHIBIT 12(A)


                           DORAL FINANCIAL CORPORATION
                COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES


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                                                                  NINE-MONTH
                                                                 PERIOD ENDED
                                                              SEPTEMBER 30, 2000
                                                              ------------------
INCLUDING INTEREST ON DEPOSITS

EARNINGS:
     Pre-tax income from continuing operations                     $ 70,596
  Plus:
     Fixed Charges (excluding capitalized interest)                 280,359
                                                                   --------

TOTAL EARNINGS                                                     $278,955
                                                                   ========

FIXED CHARGES:
     Interest expensed and capitalized                             $208,758
     Amortized premiums, discounts, and capitalized
        expenses related to indebtedness                              1,546
     An estimate of the interest component within
        rental expense                                                1,543
                                                                   --------

TOTAL FIXED CHARGES                                                $211,847
                                                                   ========

RATIO OF EARNINGS TO FIXED CHARGES                                     1.32
                                                                   ========




EXCLUDING INTEREST ON DEPOSITS

EARNINGS:
     Pre-tax income from continuing operations                     $ 70,596
  Plus:
     Fixed Charges (excluding capitalized interest)                 163,606
                                                                   --------

TOTAL EARNINGS                                                     $234,202
                                                                   ========

FIXED CHARGES:
     Interest expensed and capitalized                             $164,005
     Amortized premiums, discounts, and capitalized
        expenses related to indebtedness                              1,546
     An estimate of the interest component within
        rental expense                                                1,543
                                                                   --------

TOTAL FIXED CHARGES                                                $167,094
                                                                   ========

RATIO OF EARNINGS TO FIXED CHARGES                                     1.40
                                                                   ========
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